Exhibit 23.1



                               CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholders
Parallel Petroleum Corporation





We consent to the incorporation by reference in the registration statements (No. 33-57348, No. 333-34617 and No. 333-66938) on Form S-8, and the registration statements ( No. 33-90296 and No. 333-112518) on Forms S-3, of Parallel Petroleum Corporation of our report dated March 14, 2003 with respect to the balance sheets of Parallel Petroleum Corporation as of December 31, 2002, and the related statements of income (loss), stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2002, which report appears in the December 31, 2003 annual report on Form 10-K of Parallel Petroleum Corporation.







                                            /s/ KPMG LLP





Midland, Texas
March 22, 2004

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                                                                 Exhibit 23.2



                           Consent of BDO Seidman, LLP



The Board of Directors and Stockholders

Parallel Petroleum Corporation:





We consent to the incorporation by reference in the registration statements (No. 33-57348, No. 333-34617 and No. 333-66938) on Forms S-8, and the registration statements ( No. 33-90296 and No. 333-112518) on Forms S-3, of Parallel Petroleum Corporation of our report dated March 5, 2004, with respect to the balance sheet of Parallel Petroleum Corporation as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, cash flows and comprehensive income (loss) for the year ended December 31, 2003, which appears in the December 31, 2003 annual report on Form 10-K of Parallel Petroleum Corporation.







                                                     /s/ BDO Seidman, LLP





Houston, Texas
March 22, 2004

                                                                  Exhibit 23.3





                 Consent of Cawley, Gillespie & Associates, Inc.









         As independent petroleum engineers, we hereby consent to the incorporation by reference in the registration statements (No. 33-57348, No. 333-34617 and No. 333-66938) on Forms S-8, and the registration statements (No. 33-90296 and No. 333-112518) on Forms S-3 of Parallel Petroleum Corporation of information from our reserves report dated January 31, 2004 and all references to our firm included in or made a part of the annual report on Form 10-K of Parallel Petroleum Corporation for the fiscal year ended December 31, 2003.



                                    /S/ CAWLEY, GILLESPIE & ASSOCIATES, INC.









Ft. Worth, Texas
March 12, 2004